                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        APRIL 24, 1998
                                                 ---------------------------

BA Mortgage Securities, Inc. (as depositor under a Pooling and Serving Agreement dated as of April 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-1)

                          BA MORTGAGE SECURITIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                    333-34225                 94-324470
 ------------------------------     ------------------     --------------------
 (State or other jurisdiction       (Commission File           (IRS Employer
       of incorporation)                Number)             Identification No.)


345 MONTGOMERY STREET, LOWER LEVEL #2, UNIT #8152, SAN FRANCISCO, CA     94104
--------------------------------------------------------------------  ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code      (415) 662-3676
                                                    ----------------------


--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)




                         Exhibit Index located on page 3

Items 1 through 6 and Item 8 are not included because they are not applicable.


ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits


                                                                                 Sequentially
                                                                                     Numbered
Exhibit                                                                               Exhibit
Number                                                                                   Page
-------                                                                          ------------

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 24, 1998, regarding certain tax matters.

23.1    Consent of Coopers & Lybrand L.L.P., independent accountants.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BA MORTGAGE SECURITIES, INC.



                                       By  /s/ David James
                                           -------------------------------------
                                           Name:  David James
                                           Title: Vice President


Dated: April 24, 1998

                                       3